Exhibit 99.2

MORGAN’S FOODS, INC.

LONG-TERM INCENTIVE PLAN

2013 RESTRICTED SHARES GRANT AGREEMENT

Morgan’s Foods, Inc., an Ohio corporation (the “Company”), pursuant to the terms and conditions hereof, hereby grants to _________________ (“Grantee”) ______ Common Shares, without par value, of the Company (the “Restricted Shares”). The grant made by this Agreement is being made to Grantee in the Grantee’s capacity as a Director of the Company.

1.     The Restricted Shares are in all respects subject to the terms, conditions and provisions of this Agreement and the Company’s Long-Term Incentive Plan (the “Plan”).

2.     Until no longer subject to substantial risk of forfeiture in accordance with the schedule and/or performance criteria set forth below, the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise encumbered, whether voluntarily, involuntarily or by operation of law, and will be forfeited to the Company if the Grantee’s employment with the Company or service as a Director, as applicable, is terminated prior to October 9, 2013, except in the case of (i) retirement, (ii) death, (iii) Permanent Disability, (iv) Change in Control or (v) termination without cause, each as provided below. A certificate or certificates, which may be in uncertificated form (electronic or book entry) at the Company’s discretion, representing the Restricted Shares may bear a legend evidencing the restrictions contained herein, as applicable.

If the employment or service as a Director of the Grantee, as the case may be, is not terminated prior to October 10, 2013, and the Restricted Shares have been registered with the SEC on Form S-8, the Restricted Shares shall vest and no longer be subject to a substantial risk of forfeiture on October 10, 2013.

3.     The Restricted Shares will be issued in the name of the Grantee. The Company’s transfer agent and/or share transfer records will show the Grantee as the owner of record of the Restricted Shares. Except as otherwise provided in this Agreement, the Grantee will have all the rights of a shareholder of the Company, including the right to vote and receive dividends; provided, however, the payment any cash dividend on the Restricted Shares that remain subject to forfeiture shall be deferred and the right to receive such cash dividend shall be forfeited in the same percentage as the percentage of any Restricted Shares that are forfeited hereunder. If not forfeited any cash dividend on the Restricted Shares during the forfeiture period shall be paid to the Grantee on, or as soon as reasonably practical, after the date the Restricted Shares are no longer subject to a risk of forfeiture.

4.     The Company or the Company’s agent will hold (either physical or uncertificated form) the Restricted Shares for the period of time that the Restricted Shares are subject to forfeiture and the certificate or certificates representing the Restricted Shares will be delivered to the Grantee after the Restricted Shares are no longer subject to substantial risk of forfeiture. Such delivery may take the form of an electronic transfer of the vested Restricted Shares to the Grantee’s brokerage or other financial account. The Grantee shall execute and deliver to the Company a blank stock power so that the Restricted Shares that may be forfeited can be canceled.

5.     Notwithstanding the foregoing, in addition to the vesting of the Restricted Shares as set forth above, the Restricted Shares shall no longer be subject to a substantial risk of forfeiture and shall vest upon the occurrence of an event and in the amounts as described below.

(a)     the Grantee’s death in proportion to the number of months, including any partial month, elapsed in the vesting period divided by 6;

(b)     the Grantee’s Permanent Disability (if an Employee and as defined in the Plan) in proportion to the number of months, including any partial month, elapsed in the vesting period divided by 6;

(c)     a Change in Control or Potential Change in Control of the Company (both as defined in the Plan); or

(d)     the termination “without cause” (defined below) of the Grantee’s employment by the Company; provided, however only in proportion to the number of months, including any partial month, elapsed in the vesting period divided by 6.

Termination shall be deemed to be “without cause” unless the Board of Directors of the Company, or its designee, in good faith determines that termination is because of any one or more of the following, in which case such termination shall be deemed to be for “cause”:

The Grantee’s:

(a)	fraud;

(b)	misappropriation of funds from the Company;

(c)	commission of a felony or of an act or series of acts which result in material injury to the business reputation of the Company;

(d)	commission of a crime or act or series of acts involving moral turpitude;

(e)	commission of an act or series of repeated acts of dishonesty that are materially inimical to the best interests of the Company;

(f)	willful and repeated failure to perform his duties, which failure has not been cured within fifteen (15) days after the Company gives notice thereof to the Grantee;

(g)

material breach of any material provision of an employment agreement, if any, which breach has not been cured in all substantial respects within ten (10) days after the Company gives notice thereof to the Grantee; or

(h)

failure to carry out the reasonable directions or instructions of the Grantee’s superiors, provided the directions or instructions are consistent with the duties of the Grantee’s office, which failure has not been cured in all substantial respects within ten (10) days after the Company gives notice thereof to the Grantee.

Provided, however, the Company’s obligation to provide notice and an opportunity to cure, pursuant to subsections 5(f)-(h) above, shall only apply to the Grantee’s first breach, first failure to perform or first failure to follow directions, as the case may be, of the nature giving rise to the right of the Company to provide notice thereof. In addition, the Grantee may terminate his employment or service as a Director with the Company, and such termination shall be deemed a termination by the Company “without cause” if:

(a)	the Company reduces the Grantee’s title, responsibilities, power or authority in comparison with his title, responsibilities, power or authority on the date hereof;

(b)

the Company assigns the Grantee duties which are inconsistent with the duties assigned to the Grantee on the date hereof and which duties the Company persists in assigning to the Grantee despite the prior written objection of the Grantee; or

(c)

the Company reduces the Grantee’s annual base compensation (unless such decrease is proportionate with a decrease in the base compensation of the officers of the Company as a group), or materially reduces his group health, life, disability or other insurance programs, his pension, retirement or profit-sharing benefits or any benefits provided by the Company, or excludes him from any plan, program or arrangement, including but not limited to bonus or incentive plans.

A certificate or certificates representing the vested Restricted Shares granted shall be delivered to the Grantee or the Grantee’s estate after the occurrence of an event described above as soon as practical.

6.     On any change in the number or kind of outstanding common shares of the Company by reason of a recapitalization, merger, consolidation, reorganization, separation, liquidation, share split, share dividend, combination of shares or any other change in the corporate structure or Common Shares of the Company, the Company, by action of the Committee, is empowered to make such adjustment, if any, in the number and kind of Restricted Shares subject to this Agreement as it considers appropriate for the protection of the Company and of the Grantee.

7.     No later than the date as of which an amount first becomes includable in the gross income of the Grantee for federal income tax purposes with respect to the Restricted Shares granted hereunder, the Grantee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to that amount. Unless otherwise determined by the Committee, minimum statutory withholding obligations may be settled with previously owned Common Shares or Restricted Shares that have vested. The making of that payment or those arrangements is a condition to the obligations of the Company under the Plan, and the Company and its subsidiaries and affiliates may, to the extent permitted by law, deduct any taxes from any payment of any kind otherwise payable to the Grantee.

8.     Nothing in this Agreement shall affect in any manner any conflicting or other provision of any other agreement between the Grantee and the Company. Nothing contained in this Agreement shall limit whatever right the Company might otherwise have to terminate the employment of the Grantee. If the Grantee is a Director, any provision in this Agreement referring to termination of employment shall instead refer to cessation of service as a Director.

9.     The laws of the State of Ohio govern this Agreement, the Plan and the Restricted Shares granted hereby.

IN WITNESS WHEREOF, the Company has caused its corporate name to be subscribed by its duly authorized officer as of the 9th day of April 2013.

MORGAN’S FOODS, INC.

By

James Liquori

President and Chief Executive Officer

The foregoing is hereby accepted.

_______________________________

(Signature)

4